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                                                                 (SELIGMAN LOGO)

                      SUPPLEMENT DATED JULY 6, 2009 TO THE
                     PROSPECTUSES DATED FEBRUARY 2, 2009 OF
                   SELIGMAN TARGETHORIZON ETF PORTFOLIOS, INC.

The following changes are effective August 21, 2009.

The following information is added as a new section that follows the section "The Funds -- Asset Allocation Strategies" on page 2 of the Prospectuses and the principal investment strategies of each Fund are deemed modified:

RISK MANAGEMENT OVERLAY

In addition to the asset allocation strategies used by the Funds to seek their investment objectives, the Funds may also write covered call options and buy call and put options on Underlying ETFs in an effort to improve the risk/reward characteristics of the Funds by reducing the short-term market volatility of the Funds' holdings (the "Risk Management Overlay"). An option is a contract that gives the holder the right to purchase ("call") or sell ("put") a security for an agreed upon price at any time before the contract's expiration date. The amount paid for an option is known as the premium, and the exercise price is known as the strike price. The purchaser of an option has the right, but not the obligation, to purchase or sell a security. The seller (or "writer") of an option, conversely, has an obligation to sell or purchase a security if the option is exercised. The goal of the Risk Management Overlay is to provide a risk/reward profile that seeks higher returns in down, flat, or gently rising equity markets in exchange for lower returns in strong up markets.

Strategic and Tactical Approaches of the Risk Management Overlay. The Risk Management Overlay offers both a strategic approach and tactical approach to risk management. The strategic approach is a flexible investment process in which the Funds write covered call options on a continuous basis at exercise prices that are slightly "out-of-the money" (meaning that option exercise prices generally will be slightly higher than the current price of the Underlying ETF at the time the options are written). The options the Funds intend to write
(sell) are considered "covered" because the Funds will own equity securities (i.e., Underlying ETFs) against which the options are written (sold). The Manager will vary the amount of call options written based in part on the level of premiums that would be paid to the Fund.

The tactical approach of the Risk Management Overlay includes writing additional covered calls when premiums are attractive relative to the risk of the price of the Underlying ETFs rising above the strike price by more than the premium income and buying protective put options. The Fund may also buy call options in connection with closing out prior to expiration any call options that the Funds have written.

With the Risk Management Overlay, income from premiums paid to the Funds from covered call writing would help mitigate a decline in market price of an Underlying ETF that is subject to being purchased or "called away" from the Fund (through its being exercised) by the option holder. However, if the option is exercised, the Fund will not benefit from any increase in market price of the Underlying ETF beyond the call option's strike price.

Each Fund may write covered call options on up to 75% of the value of Underlying ETFs that invest in equity securities (e.g., Underlying ETFs that track the S&P
500) as held in that Fund's portfolio. It is currently anticipated that, under normal market conditions, Funds that are more than 11 years from their respective target date year will not write covered call options. However, in abnormal market conditions (as perceived by the Manager), each such Fund may write covered call options on up to 25% of the value of the Underlying ETFs in its portfolio that invest in equity securities. Each Fund may buy call options in connection with closing out any call options that the Fund has written.

By purchasing protective put options as part of the Risk Management Overlay, the Funds are protected from a decline in the market price of an Underlying ETF below the put's strike price, in exchange for paying a premium to the option writer. Each Fund may purchase put options on up to 100% of the value of Underlying ETFs in its portfolio that invest in equity securities (e.g., Underlying ETFs that track the S&P 500).

Other Considerations. The Funds' asset allocation targets described in each Fund's principal investment strategies exclude the Funds' exposure to options.

There is no guarantee that the Risk Management Overlay will achieve its intended result.

The third sentence of the last paragraph in the section "The Funds -- Asset Allocation Strategies" on page 2 of the Prospectuses is deleted.

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The following is hereby added to the "Principal Risks of an Investment in the
Funds":

DERIVATIVES RISK.

Options invested in by the Funds are a type of derivative instrument, which are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities (e.g. Underlying ETFs), pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the Underlying ETF, underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Funds.

SPECIFIC OPTIONS RISK. The value of a Fund's position in options on shares of an Underlying ETF fluctuates in response to changes in the value of the Underlying ETF. Writing call options reduces the risk of owning ETF shares, but it limits the opportunity to profit from an increase in the market value of ETF shares in exchange for up-front cash at the time of selling the call option. The Fund also risks losing all or part of the cash paid for purchasing put options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of a Fund's option strategies, and for these and other reasons a Fund's option strategies may not reduce the Fund's volatility to the extent desired. From time to time, the Fund may reduce its holdings of put options, resulting in an increased exposure to a decline in the value of the ETF shares.

Derivative instruments in which the Funds invest will typically increase the Funds' exposure to Principal Risks to which it is otherwise exposed, and may expose the Funds to additional risks, including correlation risk, counterparty credit risk and hedging risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Funds may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Although the Funds will only write covered call options or purchase put options that are eligible for settlement through the Options Clearing Corporation, bankruptcy or insolvency of a clearing broker used by the Funds could nonetheless cause the Funds to incur losses.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains.

The use of options can also increase the Funds' transaction costs.

PORTFOLIO TURNOVER RISK.

Although the Manager does not anticipate substantial portfolio turnover in connection with the asset allocation strategies used by the Funds, the Funds may actively and frequently engage in option transactions in connection with the Risk Management Overlay which is expected to increase portfolio turnover. The transaction costs associated with such portfolio turnover (e.g., commissions paid to brokers) could result in higher Fund expenses which would detract from Fund performance. Frequent and active trading may also cause adverse tax consequences for investors in the Funds as a result of potential increases in short-term capital gains generated by the Risk Management Overlay.

The following is added after the third paragraph in the section "Portfolio Management":

Mr. John K. Schonberg, CFA, is Portfolio Manager of the Funds and, effective August 2009, will be responsible for implementing the Risk Management Overlay. He joined RiverSource Investments in 1997 and began investment career in 1988. Mr. Schonberg received a BS from the University of Nebraska.

The following questions and answers are added to the section "Questions and Answers about the Funds":

Q:   What is the Risk Management Overlay?

A: The Risk Management Overlay is an options strategy designed by the Manager and is intended to improve the risk/reward characteristics of the Funds by reducing the short-term market volatility of the Funds' holdings by accepting lower returns in up markets in exchange for lower volatility and higher returns in down, flat or gently rising markets.

Q:   What types of option strategies will the Funds use?

A: The Funds will write covered call options ("buy-write" strategy) and buy call and put options on Underlying ETFs held by the Funds. Each Fund may write covered call options on up to 75% of the value of Underlying ETFs that invest in equity securities (e.g., Underlying ETFs that track the S&P
     500) as held in that Fund's portfolio. It is currently anticipated that under normal market conditions that those Funds that are more than 11 years from their respective target date year will not write covered call options. However, in abnormal market conditions (as perceived by the Manager), each such Fund may write covered call options on up to 25% of the value of the Underlying ETFs in its portfolio that invest in equity securities. The Funds may also buy call options in connection with closing out any call options that the Funds have written. Additionally, each Fund may purchase protective put options on up to 100% of the value of Underlying ETFs in its portfolio that invest in equity securities.

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The last question and answer on page 24 in the section "Questions and Answers about the Funds" is superseded and replaced with the following:

Q:   Why shouldn't I just invest in Underlying ETFs directly?

A: Investing in the Funds offers you the choice of turnkey convenience, simplicity and the benefits of the Manager's on-going research. For example, your statements will detail only one Fund rather than all the various individual Underlying ETFs. Moreover, by using cash flows and periodic adjustments, the Manager will seek to maintain an investment in Underlying ETFs that approximates, to the extent possible, targeted allocations. In addition, the Risk Management Overlay, which is an options strategy implemented by investment professionals that requires daily monitoring, may be difficult for an individual investor to implement on their own. In addition, if you choose to invest in Underlying ETFs and/or options separately, you would have to make adjustments to the asset allocation and options strategies yourself. Such adjustments may result in significant transaction costs.

The following is added after the end of the second paragraph under the section "Distribution and Taxes -- Dividends and Capital Gain Distributions":

The Funds may purchase or sell (write) options. In general, option premiums which may be received by the Funds are not immediately included in the income of the Funds. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Funds transfer or otherwise terminate the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, such Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund's basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Gain or loss with respect to any termination of a Fund's obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gain or loss. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term gain equal to the premium received.

SL-9901-2 A (7/09)